MERRILL LYNCH
GLOBAL
HOLDINGS, INC.








FUND LOGO








Annual Report

November 30, 1995

Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Donald C. Burke, Vice President
Edward F. Korff, Vice President and Portfolio
  Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011






MERRILL LYNCH GLOBAL HOLDINGS, INC.


Worldwide
Investments
As of 11/30/95



                                         Percent of
Ten Largest Industries                   Net Assets

Telecommunications                           9.0%
Electrical & Electronics                     7.6
Multi-Industry                               7.1
Banking                                      7.1
Broadcasting & Publishing                    5.2
Health & Personal Care                       4.5
Merchandising                                4.4
Business & Public Services                   3.6
Insurance                                    3.3
Energy                                       3.2

                                     Country of        Percent of
Ten Largest Equity Holdings          Origin            Net Assets

Roche Holdings AG                    Switzerland           1.8%
Time Warner Inc.                     United States         1.6
Tokyo Broadcasting System            Japan                 1.3
AT&T Corp.                           United States         1.2
Mirage Resorts, Inc.                 United States         1.1
Nokia OY AS (Preferred)              Finland               1.1
General Instrument Corp.             United States         1.1
AFLAC, Inc.                          United States         1.1
Oracle Systems Corp.                 United States         1.1
The Home Depot, Inc.                 United States         1.1




Important Tax
Information
(unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch Global Holdings, Inc. (the "Fund") during its taxable year ended November 30, 1995:


                                               Qualifying       Domestic     Foreign      Total    Foreign Taxes   Long-Term
                         Record     Payable     Domestic     Non-Qualifying   Source     Ordinary     Paid or       Capital
                          Date        Date  Ordinary Income Ordinary Income   Income      Income      Withheld       Gains
Class A Shares          12/13/94    12/21/94     $0.006666    $0.000122    $0.000079    $0.006867    $0.014901     $0.514407
Class B Shares          12/13/94    12/21/94     $  --        $  --        $  --        $  --        $  --         $0.514407
Class C Shares          12/13/94    12/21/94     $  --        $  --        $  --        $  --        $  --         $0.514407
Class D Shares          12/13/94    12/21/94     $0.002700    $0.000049    $0.000032    $0.002781    $0.014901     $0.514407


The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

DEAR SHAREHOLDER

In the August quarterly report to shareholders, we cited the slowdown in the overall global economy and increasing political turmoil around the world as the primary factors which could impact equity markets over the near term. The current economic slowdown has resulted in more moderate earnings growth for many companies and outright disappointing results for an increasing number of others. In response, stock markets as a whole were noticeably more volatile over the period, and sector performance within markets was widely disparate.

Political events also contributed to higher levels of volatility in many of the world's markets. Scandals in Korea, Mexico and Brazil significantly affected those markets. Elsewhere, pre-election polls in Austria and post-election budget proposals in France took a toll. The US bond, currency and equity markets all suffered briefly as a result of the balanced budget impasse. Political uncertainties are particularly worrisome to investors during periods of economic transition.

On a more positive note, the news on inflation continued to be uniformly good. Price pressures moderated during the November quarter in every economic region. Slower economic growth and low inflation rates have combined to allow monetary authorities around the world to lower interest rates. Although some would argue that certain reductions were too late in coming, the important point is that the process has begun. Further interest rate cuts are anticipated in early 1996, which ultimately should lead to a re-acceleration of real economic growth around the globe. We remain optimistic about the overall investment outlook. Near term, continued volatility is anticipated as we work through this period of economic and political uncertainty, but the longer-term opportunity is clear. In general, international equity markets appear to be more attractively valued than the US stock market.

Investment Environment
Europe
During the quarter ended November 30, 1995, European stock markets were primarily driven by the lowering of economic growth expectations and the consequent reduction in estimates of corporate earnings. It now appears that gross domestic product growth in 1996 will be in the 2.25% area compared to earlier estimates of 2.80% and 1995 growth is expected to be in the area of 2.90%. The current forecast, while not robust, is in line with longer-term trends and did facilitate the somewhat belated reduction of interest rates by the German Bundesbank.

Over the intermediate term, we will continue to closely monitor the various governments' efforts to reduce budget deficits in order to comply with Maastricht Treaty guidelines. France, in particular, is having difficulty enacting appropriate measures. This is important because of potential consequences for the progress toward the Economic and Monetary Union in 1996.

In US dollar terms, the unmanaged Morgan Stanley Capital International (MSCI) European Index total return was +3.26% over the November quarter. The Swiss and UK markets performed well. Over the November quarter, the Fund's performance was positively impacted by our positions in Gucci Group N.V. (+57%), Baan Company N.V. (+23%), Roche Holdings AG (+10%) and the UK retailers, Next PLC (+16%) and House of Fraser PLC (+21%). On the other hand, performance was hurt by weakness in our cyclical positions, particularly paper companies:
Empresa Nacional de Celuslosas S.A. in Spain and Mo Och Domsjo AB 'B' Free in Sweden. Two technology holdings, Nokia OY AS and Philips N.V., also performed poorly.

Pacific Rim
The Japanese government's failure to fix the structural problems in its economy, including the bad debt burden of the financial sector and the lack of aggressive deregulation, continues to hinder economic recovery. During the November quarter, the health of Japan's financial system was once again the main focus of investors as a result of the collapse of several smaller institutions and the revelation of huge losses at Daiwa Bank.

Despite positive factors, such as the reduction in the official discount rate to the historic low of 0.5%, the weakening of the yen to a level of 100 yen per dollar versus 82 in the spring, and the announcement of a 14 trillion yen fiscal stimulus package, the Japanese economy remained at a standstill and the stock market languished. At this juncture, a full recovery in the economy and the stock market appear to depend on how successfully the authorities are able to address the bad debt situation, particularly bad loans held by the housing loan companies. In mid-November, in the wake of growing international concerns over the integrity of Japan's financial system, the Ministry of Finance released its draft report on the liquidation of the housing loan companies. If the government can formulate a concrete solution to the problem by early 1996 as it has promised, the stock market could react favorably, especially given the improved corporate earnings outlook and the Bank of Japan's ongoing easy monetary policy. Few portfolio changes were made during the November quarter. Our focus continues to be on export-oriented companies which are beneficiaries of a weaker yen.

With the exception of Hong Kong, most smaller Asian stock markets remained weak during the November quarter. Deteriorating current account balances, particularly in Malaysia and Thailand, were the primary causes of investor concerns. However, since we have positive long-term expectations for these smaller markets, we used the market setbacks as buying opportunities. As a result, we raised our exposure to the smaller Asian stock markets to 14.5% of net assets by November quarter-end, up from 11.4% at August quarter-end. Our overweighting in well-established blue chip names throughout the region contributed favorably to Fund performance, as such stocks generally outperformed smaller issues in this uncertain period.

The Americas
The US stock market provided perhaps the best example of disparate returns by market segment within the context of a strong overall market. As domestic investors became increasingly concerned about growth, economically sensitive market segments, including most cyclical industry groups and many areas of technology, were heavily sold. Fortunately, we had already sold many of our cyclical stocks, but performance was hurt by certain technology issues: specifically, Motorola, Inc. and Texas Instruments Inc. As had been anticipated, investors sought out areas of greater earnings visibility: consumer non-durables, healthcare and some financial issues. Our holdings in such companies as Merck & Co. N.V. (+24%), Pfizer, Inc. (+20%), Procter & Gamble Co. (+24%), PacifiCare Health Systems (+53%), United HealthCare Corp. (+48%), McDonald's Corp. (+22%) and Mercury General Corp. (+26%) benefited from this shift in focus.

In Latin America, the Argentine and Brazilian stock markets performed well during the November quarter, but Chile and Mexico performed poorly. We believe the lowest level of economic activity has been passed in Mexico, and remain optimistic about the longer-term economic and investment prospects in all of Latin America.

Portfolio Activity
Trading activity was again substantial in the November quarter. This continues to be a function of the restructuring process that we have undertaken. The goals of this process remain the same: to maintain diversification, reduce the number of positions and add more focus to our investments by concentrating on secular economic trends that are developing, such as greater infrastructure expenditures and rapidly increasing disposable consumer income in emerging markets.

Simultaneously, we have improved the overall qualitative aspects of the Fund. The average holding today has a better balance sheet and operating prospects than early in the fiscal year. We remain company-oriented, searching for regional or worldwide leaders in businesses aided by strong secular characteristics.

Fiscal Year in Review
The total return in US dollars for the unmanaged MSCI World Index was +18.42% for the 12 months ended November 30, 1995. Excluding the US component, the total return was +7.9%, highlighting the fact that returns in most international markets were rather lackluster. In this environment, total returns for Merrill Lynch Global Holdings, Inc. Class A, Class B, Class C and Class D Shares were +12.92%, +11.78%, +11.69% and +12.73%, respectively. Fund performance was negatively impacted late in the fiscal year by abnormally high cash positions resulting from the aforementioned restructuring process. The fund's performance was also negatively impacted by the underperformance of cyclical investments during the November quarter and, as discussed, by US technology investments.

As the fund begins a new fiscal year, it is appropriate to reemphasize the potential benefits of global investing after a 12-month period when the return of the US stock market so significantly exceeded that of any other sizable market. International markets comprise over 60% of available equity, and to ignore them is to ignore significant investment opportunity. Moreover, based on past experience, over periods of five or ten years, international markets have provided incremental returns compared to the US stock markets. We believe that at present valuation levels, this could once again be the case.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Edward F. Korff)
Edward F. Korff
Vice President and Portfolio Manager



January 12, 1996





PERFORMANCE DATA

About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs and the "Performance Summary" and "Recent Performance Results" tables below and on pages 5--7. Data for Class A and Class B Shares are presented in the "Average Annual Total Return" tables on page 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the fund's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Morgan
Stanley Capital Internatonal World Index. Beginning and ending values are:


                                      11/85           11/95

ML Global Holdings, Inc.++--
Class A Shares*                       $ 9,475        $28,177

Morgan Stanley Capital International
World Index++++                       $10,000        $34,837



A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Morgan
Stanley Capital Internatonal World Index. Beginning and ending values are:


                                    10/21/88**        11/95

ML Global Holdings, Inc.++--
Class B Shares*                       $10,000        $17,835

Morgan Stanley Capital International
World Index++++                       $10,000        $17,094



A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital Internatonal World Index. Beginning and ending values are:


                                    10/21/94**        11/95

ML Global Holdings, Inc.++--
Class C Shares*                       $10,000        $10,683

ML Global Holdings, Inc.++--
Class D Shares*                       $ 9,475        $10,219

Morgan Stanley Capital International
World Index++++                       $10,000        $11,326

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Global Holdings, Inc. invests in an internationally diversified portfolio of securities.
++++This unmanages market capitalization-weighted Index is comprised of a representaive sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        + 7.98%        + 2.31%
Five Years Ended 9/30/95                  +11.29         +10.10
Ten Years Ended 9/30/95                   +12.66         +12.05

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**


Class B Shares*

Year Ended 9/30/95                        + 6.92%        + 2.92%
Five Years Ended 9/30/95                  +10.14         +10.14
Inception (10/21/88) through 9/30/95      + 8.62         + 8.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate
Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95       +6.35%         +5.35%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**


Class D Shares*

Inception (10/21/94) through 9/30/95       +7.23%         +1.60%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed       Dividends Paid*          % Change**
7/2/84-12/31/84           $ 9.15      $ 9.32                --                 $0.170              + 3.68%
1985                        9.32       12.28                --                  0.340              +36.05
1986                       12.28       14.28              $1.270                0.300              +30.25
1987                       14.28       11.52               3.638                0.372              + 6.54
1988                       11.52       11.01               1.275                0.337              +10.04
1989                       11.01       11.77               1.492                0.212              +23.53
1990                       11.77       10.28               0.188                0.261              - 9.20
1991                       10.28       11.67               0.221                0.123              +17.12
1992                       11.67       11.27               0.817                0.063              + 4.28
1993                       11.27       13.14               0.443                0.371              +24.08
1994                       13.14       12.18               0.514                0.007              - 3.25
1/1/95-11/30/95            12.18       13.87                --                   --                +13.88
                                                          ------               ------
                                                    Total $9.858         Total $2.556

                                                          Cumulative total return as of 11/30/95: +303.36%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*        % Change**
10/21/88-12/31/88         $11.29      $11.00              $0.388               $0.147              + 2.22%
1989                       11.00       11.71               1.492                0.138              +22.33
1990                       11.71       10.20               0.188                0.166              -10.18
1991                       10.20       11.56               0.221                0.036              +16.02
1992                       11.56       11.09               0.817                0.001              + 3.15
1993                       11.09       12.94               0.443                0.219              +22.87
1994                       12.94       11.87               0.514                 --                - 4.20
1/1/95-11/30/95            11.87       13.38                --                   --                +12.72
                                                          ------               ------
                                                    Total $4.063         Total $0.707

                                                           Cumulative total return as of 11/30/95: +78.35%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*          % Change**
10/21/94-12/31/94         $13.08      $11.87              $0.514                --                 - 5.23%
1/1/95-11/30/95            11.87       13.38                --                  --                 +12.72
                                                          ------
                                                    Total $0.514

                                                            Cumulative total return as of 11/30/95: +6.83%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*          % Change**
10/21/94-12/31/94         $13.39      $12.18              $0.514               $0.003              - 5.09%
1/1/95-11/30/95            12.18       13.84                --                   --                +13.63
                                                          ------               ------
                                                    Total $0.514         Total $0.003

                                                            Cumulative total return as of 11/30/95: +7.85%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                                      12 Month       3 Month
                                                        11/30/95        8/31/95        11/30/94       % Change       % Change
ML Global Holdings, Inc. Class A Shares*                 $13.87         $13.61         $12.82         +12.86%(1)      +1.91%
ML Global Holdings, Inc. Class B Shares*                  13.38          13.16          12.50         +11.78(1)       +1.67
ML Global Holdings, Inc. Class C Shares*                  13.38          13.16          12.51         +11.69(1)       +1.67
ML Global Holdings, Inc. Class D Shares*                  13.84          13.59          12.81         +12.71(1)       +1.84
ML Global Holdings, Inc. Class A Shares--Total Return*                                                +12.92(2)       +1.91
ML Global Holdings, Inc. Class B Shares--Total Return*                                                +11.78(1)       +1.67
ML Global Holdings, Inc. Class C Shares--Total Return*                                                +11.69(1)       +1.67
ML Global Holdings, Inc. Class D Shares--Total Return*                                                +12.73(3)       +1.84
World Stock Index--Total Return**                                                                     +18.42          +4.74

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective.
(1)Percent change includes reinvestment of $0.514 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.007 per share ordinary income dividends and $0.514 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.003 per share ordinary income dividends and $0.514 per share capital gains distributions.



SCHEDULE OF INVESTMENTS                                                                                       (in US Dollars)
LATIN                                                                                                      Value   Percent of
AMERICA      Industries          Shares Held              Investments                      Cost          (Note 1a) Net Assets
Argentina    Beverages                70,000    Buenos Aires Embotelladora S.A.
             & Tobacco                          (BAESA) (ADR)*                         $  1,948,894     $  1,776,250    0.5%

             Energy                  120,000    Yacimientos Petroliferos Fiscales
                                                S.A.--Sponsored (ADR)*                    2,350,450        2,340,000    0.6

             Multi-Industry          300,000  ++Compania Naviera Perez Companc
                                                S.A.C.F.I.M.F.A.                          1,396,267        1,455,728    0.4

                                                Total Investments in Argentina            5,695,611        5,571,978    1.5

Brazil       Forest Products         400,000    Aracruz Celulose S.A. (ADR)*              3,647,250        3,600,000    1.0
             & Paper

             Telecommuni-         40,000,000    Telecommunicacoes Brasileiras S.A.
             cations                            --Telebras PN (Preferred)                 1,420,105        1,971,014    0.5

                                                Total Investments in Brazil               5,067,355        5,571,014    1.5


Chile        Multi-Industry           26,667    GT Chilean Growth Fund (ADR)*               910,012        1,020,013    0.3

                                                Total Investments in Chile                  910,012        1,020,013    0.3


Mexico       Beverages &              45,000    Coca-Cola Femsa S.A. (ADR)*                 995,494          922,500    0.2
             Tobacco                  55,000  ++Empresa La Moderna, S.A.
                                                de C.V. (ADR)*                            1,390,798          811,250    0.2
                                      35,000    Panamerican Beverages, Inc.
                                                (Class A) (ADR)*                            991,514        1,128,750    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,377,806        2,862,500    0.7

             Multi-Industry          350,000  ++Grupo Carso, S.A. de C.V.                 2,446,931        1,948,069    0.5

                                                Total Investments in Mexico               5,824,737        4,810,569    1.2


                                                Total Investments in Latin America       17,497,715       16,973,574    4.5


NORTH
AMERICA


Canada       Telecommunications       50,000    Northern Telecom Ltd.                     1,474,875        2,018,750    0.5

                                                Total Investments in Canada               1,474,875        2,018,750    0.5


United       Banking                  60,000    UJB Financial Corp.                       1,246,915        2,010,000    0.5
States

             Broadcasting &          150,000    Time Warner Inc.                          4,851,407        6,000,000    1.6
             Publishing               80,000  ++Viacom Inc. (Class A)                     2,832,749        3,850,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,684,156        9,850,000    2.6

             Business &               36,000  ++Microsoft Corp.                           1,503,000        3,132,000    0.8
             Public Services          75,000  ++Molten Metal Technology, Inc.             1,557,457        2,756,250    0.7
                                      90,000  ++Oracle Systems Corp.                        956,438        4,072,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          4,016,895        9,960,750    2.6

             Chemicals                80,000    PPG Industries, Inc.                      3,106,850        3,630,000    1.0
                                      30,000    Rohm & Haas Co.                           1,621,175        1,807,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,728,025        5,437,500    1.5

             Electrical               70,000  ++Ultratech Stepper Inc.                      734,425        2,607,500    0.7
             Equipment

             Electronics             160,000  ++General Instrument Corp.                  4,134,277        4,100,000    1.1
             /Components              50,000    Intel Corp.                                 751,250        3,037,500    0.8
                                      25,000    Motorola, Inc.                            1,305,925        1,531,250    0.4
                                      30,000    Texas Instruments Inc.                      987,728        1,736,250    0.5
                                                                                       ------------     ------------  ------
                                                                                          7,179,180       10,405,000    2.8

             Energy Sources          100,000    Enron Oil & Gas Co.                       1,736,928        2,100,000    0.6

             Food & Household         85,000  ++Performance Food Group Co.                1,323,721        2,018,750    0.5
             Products

             Forest Products/         25,000    Georgia-Pacific Corp.                     1,820,250        1,943,750    0.5
             Paper & Packaging

             Health &                 36,900    Merck & Co.                               1,331,389        2,283,187    0.6
             Personal Care            66,700    Pfizer, Inc.                              3,253,890        3,868,600    1.0
                                      20,000    Procter & Gamble Co.                      1,341,200        1,727,500    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,926,479        7,879,287    2.1

             Health Care              30,000  ++PacifiCare Health Systems (Class B)       1,012,500        2,587,500    0.7
             Services                 44,800    United HealthCare Corp.                     737,136        2,816,800    0.8
                                      80,000  ++Value Health Inc.                         2,374,800        2,010,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,124,436        7,414,300    2.0

             Industrial--Other        80,000  ++Varity Corp.                              2,572,027        3,100,000    0.8

             Insurance               100,000    AFLAC, Inc.                               2,812,130        4,075,000    1.1
                                      80,000    Mercury General Corp.                     2,462,000        3,780,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,274,130        7,855,000    2.1

             Leisure & Tourism        80,000    McDonald's Corp.                          1,931,150        3,570,000    1.0
                                     125,000  ++Mirage Resorts, Inc.                      1,927,525        4,234,375    1.1
                                      50,000    Walt Disney Co.                           1,653,250        3,006,250    0.8
                                                                                       ------------     ------------  ------
                                                                                          5,511,925       10,810,625    2.9

             Merchandising            90,000    The Home Depot, Inc.                      2,903,325        3,993,750    1.1

             Railroads                30,000    CSX Corp.                                 1,993,665        2,628,750    0.7
                                      20,000    Consolidated Rail Corp.                     931,200        1,397,500    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,924,865        4,026,250    1.1

             Telecommunications       70,000    AT&T Corp.                                4,276,451        4,620,000    1.2
                                     105,000  ++Airtouch Communications, Inc.             2,420,203        3,058,125    0.8
                                                                                       ------------     ------------  ------
                                                                                          6,696,654        7,678,125    2.0

                                                Total Investments in the
                                                United States                            66,404,336       99,090,587   26.4


                                                Total Investments in North America       67,879,211      101,109,337   26.9


PACIFIC
BASIN


Australia    Banking                 193,102    National Australia Bank, Ltd.             1,370,290        1,681,674    0.5

             Broadcasting &          300,256    News Corp., Ltd. (Ordinary)               1,600,183        1,572,473    0.4
             Publishing

             Insurance               104,674    Lend Lease Corp.                          1,327,152        1,447,343    0.4

             Metals                  300,000    Western Mining Corp.                      1,727,089        2,009,536    0.5

                                                Total Investments in Australia            6,024,714        6,711,026    1.8



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US Dollars)
PACIFIC
BASIN                                                                                                      Value   Percent of
(continued)  Industries          Shares Held              Investments                      Cost          (Note 1a) Net Assets
Hong Kong    Multi-Industry        1,512,573    First Pacific Co., Ltd.                $  1,248,973     $  1,642,741    0.4%
                                     400,000    Hutchison Whampoa Ltd.                    1,949,838        2,260,033    0.6
                                     500,000    Swire Pacific 'A' Ltd.                    2,453,484        3,781,806    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,652,295        7,684,580    2.0

             Real Estate             400,000    Sun Hung Kai Properties, Ltd.             2,242,489        3,219,384    0.9

             Utilities--Gas        1,200,000    Hong Kong and China Gas Company Ltd.      1,873,089        1,962,660    0.5

                                                Total Investments in Hong Kong            9,767,873       12,866,624    3.4


Indonesia    Construction &          940,000    Jaya Real Property                        2,924,702        2,305,738    0.6
             Housing

             Telecommunications       40,000    P.T. Indonesian Satellite Corp.
                                                (ADR)*                                    1,256,238        1,370,000    0.4
                                      50,800  ++P.T. Telekomunikasi (ADR)*                  939,403        1,066,800    0.3
                                                                                       ------------     ------------  ------
                                                                                          2,195,641        2,436,800    0.7

             Textiles                577,500    P.T. Indorama Synthetics (Foreign)        1,160,954        1,770,696    0.5

                                                Total Investments in Indonesia            6,281,297        6,513,234    1.8


Japan        Automobiles             120,000    Toyota Motor Corp.                        2,128,963        2,374,016    0.6

             Banking                 100,000    The Mitsubishi Bank, Ltd.                 2,554,993        2,185,039    0.6
                               US$ 1,000,000    The Mitsubishi Bank, Ltd., 3%
                                                due 11/30/2002                            1,000,000        1,098,800    0.3
                                      70,000    Sanwa Bank, Ltd.                          1,267,793        1,357,283    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,822,786        4,641,122    1.3

             Broadcasting &          300,000    Tokyo Broadcasting System                 3,736,661        5,019,685    1.3
             Publishing

             Chemicals               300,000    Asahi Chemical Industry Co.               2,135,530        2,244,094    0.6
                                     250,000    Sumitomo Chemical Co.                     1,310,984        1,245,079    0.3
                                     200,000    Toray Industries, Inc.                    1,520,350        1,303,150    0.4
                                                                                       ------------     ------------  ------
                                                                                          4,966,864        4,792,323    1.3

             Construction &           30,500    Sho-Bond Construction                       998,930          996,654    0.3
             Housing

             Data Processing &       100,000    Canon Inc.                                1,715,881        1,761,811    0.5
             Reproduction

             Electrical &            300,000    Hitachi Ltd.                              3,154,652        3,041,339    0.8
             Electronics              29,000    Keyence Corp.                             2,038,471        3,567,913    1.0
                                     200,000    Matsushita Electric Industrial Co.        2,837,637        2,972,441    0.8
                                      85,000    Murata Manufacturing Co., Ltd.            2,448,383        3,053,642    0.8
                                     150,000    NEC Corporation                           1,997,076        1,919,291    0.5
                                     120,000    Omron Corp.                               2,151,001        2,681,102    0.7
                                     180,000    Sharp Corp.                               2,744,465        2,551,181    0.7
                                      65,000    Sony Music Entertainment (Japan) Inc.     2,980,367        2,910,925    0.8
                                     270,000    Sumitomo Electric Industry, Ltd.          2,968,251        3,162,402    0.8
                                                                                       ------------     ------------  ------
                                                                                         23,320,303       25,860,236    6.9

             Financial               200,000    Daiwa Securities Co., Ltd.                2,519,694        2,775,591    0.7
             Services                200,000    Mitsubishi Trust & Banking Corp.          2,659,557        3,070,866    0.8
                                      50,000    Yamaichi Securities Company Ltd.            474,411          316,929    0.1
                                                                                       ------------     ------------  ------
                                                                                          5,653,662        6,163,386    1.6

             Insurance               250,000    Tokio Marine & Fire Insurance
                                                Co., Ltd.                                 3,142,441        2,854,331    0.8

             Machinery &             200,000  ++Makino Milling Machine Co., Ltd.          1,422,848        1,692,913    0.5
             Engineering             350,000    Mitsubishi Heavy Industries Ltd.          2,575,289        2,793,799    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,998,137        4,486,712    1.2

             Merchandising            40,000    Aoyama Trading Co.                        2,416,854        1,153,543    0.3
                                      60,000    Ito-Yokado Co., Ltd.                      2,604,246        3,318,898    0.9
                                     140,000    Marui Co., Ltd.                           2,534,838        2,618,110    0.7
                                                                                       ------------     ------------  ------
                                                                                          7,555,938        7,090,551    1.9

             Metals                1,000,000  ++NKK Corp.                                 2,741,551        2,755,905    0.7
                                     800,000  ++Sumitomo Metal Industries Co., Ltd.       2,594,374        2,433,071    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,335,925        5,188,976    1.3

             Real Estate             250,000    Mitsui Fudosan Co., Ltd.                  3,097,952        3,100,394    0.8

             Telecommunications          150    DDI Corp.                                 1,100,771        1,207,677    0.3

             Utilities--                 357    Nippon Telephone & Telegragh Corp.
             Telecommunications                 (Ordinary)                                2,988,070        2,919,951    0.8

             Wholesale &             250,000    Mitsui & Co.                              1,780,475        2,121,063    0.6
             International
             Trade

                                                Total Investments in Japan               76,343,759       80,578,888   21.5


Malaysia     Banking                 583,333    Commerce Asset--Holding BHD               1,276,855        2,828,699    0.8

             Building Materials      300,000    Sungei Way Holdings BHD                   1,143,066          887,049    0.2

             Telecommunications      600,000  ++Technology Resources Industries BHD       1,818,763        1,679,480    0.4
                                     300,000    Telekom Malaysia BHD                      1,491,009        2,235,364    0.6
                                                                                       ------------     ------------  ------
                                                                                          3,309,772        3,914,844    1.0

                                                Total Investments in Malaysia             5,729,693        7,630,592    2.0


New Zealand  Telecommunications      400,000    Telecom Corp. of New Zealand Ltd.
                                                (Class C) (ADR)*                          1,278,315        1,672,241    0.4

                                                Total Investments in New Zealand          1,278,315        1,672,241    0.4


Singapore    Banking                 150,000    Overseas Chinese Banking Corp.            1,513,249        1,797,872    0.5

             Broadcasting            100,000    Singapore Press Holdings Limited          1,476,852        1,581,560    0.4
             & Publishing

             Construction &          200,000    City Development Ltd.                     1,181,730        1,375,886    0.4
             Housing

             Multi-Industry          150,000    Keppel Corp. Ltd.                         1,089,994        1,234,043    0.3

                                                Total Investments in Singapore            5,261,825        5,989,361    1.6


South Korea  Banking                  91,875    Hanil Bank                                1,273,823        1,178,184    0.3

             Construction &           26,790  ++Hyundai Engineering and
             Housing                            Construction Co.                            539,284        1,354,275    0.4
                                       1,834  ++Hyundai Engineering and Construction
                                                Co. (New Shares)                             62,264           92,212    0.0
                                                                                       ------------     ------------  ------
                                                                                            601,548        1,446,487    0.4

             Electronics              30,000    LG Electronics Co.                        1,254,940        1,093,953    0.3
                                       1,283    LG Electronics Co. (New Shares)              36,720           46,119    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,291,660        1,140,072    0.3



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US Dollars)
PACIFIC
BASIN                                                                                                      Value   Percent of
(concluded)  Industries          Shares Held              Investments                      Cost          (Note 1a) Net Assets
South        Steel                    38,000    Pohang Iron & Steel Co., Ltd.
Korea                                           (ADR)*                                 $    910,700     $    931,000    0.2%
(concluded)
             Utilities                40,000    Korea Electric Power Co.                  1,097,115        1,747,210    0.5

                                                Total Investments in South Korea          5,174,846        6,442,953    1.7

Thailand     Banking                  50,000    Bangkok Bank Public Company Ltd.            532,863          532,803    0.1

             Building                 20,000    Siam Cement Group                           638,270          962,227    0.3
             Materials

             Telecommunications       98,000    Advanced Information Services Inc.        1,098,643        1,558,648    0.4
                                     600,000  ++Total Access Communication
                                                (ADR)*++++                                3,787,500        3,720,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          4,886,143        5,278,648    1.4

                                                Total Investments in Thailand             6,057,276        6,773,678    1.8

                                                Total Investments in the
                                                Pacific Basin                           121,919,598      135,178,597   36.0


WESTERN
EUROPE


Austria      Energy                   21,000    OMV Aktiengesellschaft                    2,089,439        1,727,469    0.5

                                                Total Investments in Austria              2,089,439        1,727,469    0.5


Finland      Forest Products          40,000    Kymmene OY                                1,152,579        1,089,183    0.3

             Telecommunications       76,400    Nokia OY AS (Preferred)                   2,163,900        4,196,239    1.1

                                                Total Investments in Finland              3,316,479        5,285,422    1.4


France       Automobile               65,000    Michelin S.A.                             2,756,581        2,645,076    0.7

             Banking                  35,000    Credit Local de France S.A.               2,781,428        2,642,066    0.7

             Cosmetics                33,000    Christian Dior S.A.                       2,920,305        3,185,047    0.9

             Energy                   42,785    Total S.A. 'B'                            2,673,402        2,635,644    0.7

                                                Total Investments in France              11,131,716       11,107,833    3.0

Germany      Building                 11,500    Friedrich Grohe AG (Preferred)            2,939,739        2,464,059    0.7
             Materials                90,000  ++Tarkett AG                                2,264,876        2,003,041    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,204,615        4,467,100    1.2

             Machinery &              13,000    Jungheinrich AG (Preferred)               2,949,306        2,201,410    0.6
             Equipment

             Multi-Industry           10,000    Mannesmann AG                             3,229,897        3,218,828    0.8
                                      60,000    Vereinigte Elektrizitaets &
                                                Bergwerks AG (Veba)                       2,093,057        2,446,779    0.7
                                                                                       ------------     ------------  ------
                                                                                          5,322,954        5,665,607    1.5

             Recreation               25,000  ++Adidas AG                                 1,198,703        1,332,250    0.3

                                                Total Investments in Germany             14,675,578       13,666,367    3.6


Italy        Telecommunications    2,600,000    Telecom Italia Mobile S.p.A.
                                                (Savings)                                 2,174,877        2,535,475    0.7

             Textile & Apparel        95,000  ++Gucci Group N.V.                          2,090,000        3,277,500    0.9

                                                Total Investments in Italy                4,264,877        5,812,975    1.6


Netherlands  Business & Public        51,100  ++Baan Company N.V.                         1,370,775        2,338,507    0.6
             Services

             Electrical &             67,000    Philips N.V.                              2,147,674        2,635,808    0.7
             Electronics

             Energy Equipment         90,000    IHC Caland N.V.                           1,977,215        2,712,451    0.7
             & Services

                                                Total Investments in the
                                                Netherlands                               5,495,664        7,686,766    2.0


Norway       Automobiles             210,000  ++Sensonor A/S                              1,572,531        1,566,180    0.4

             Telecommunications       50,000    Nera A/S                                  1,402,769        1,601,507    0.4

                                                Total Investments in Norway               2,975,300        3,167,687    0.8

Spain        Banking                  20,000    Banco Popular Espanol S.A.                2,911,652        3,361,754    0.9

             Energy                   50,000    Repsol S.A.                               1,662,606        1,577,345    0.4

             Forest Products         106,500    Empresa Nacional de Celulosas S.A.        2,586,070        1,820,402    0.5
             & Paper

                                                Total Investments in Spain                7,160,328        6,759,501    1.8


Sweden       Automobiles              40,000    Autoliv AB                                2,142,137        2,366,323    0.6

             Forest Products/         60,000    Mo Och Domsjo AB 'B' Free                 2,957,303        3,000,595    0.8
             Paper Packaging

             Health &                 60,000    Astra AB 'B' Free                         1,096,951        2,204,705    0.6
             Personal Care

             Multi-Industry           79,000    Kinnevik AB 'B' Free                      2,666,338        2,240,383    0.6

                                                Total Investments in Sweden               8,862,729        9,812,006    2.6


Switzerland  Health &                    871    Roche Holdings AG                         4,203,474        6,582,536    1.8
             Personal Care

                                                Total Investments in
                                                Switzerland                               4,203,474        6,582,536    1.8


United       Banking                 240,574    National Westminster Bank PLC             1,894,259        2,461,246    0.6
Kingdom                              400,000    The Royal Bank of Scotland
                                                Group PLC                                 2,996,323        3,409,731    0.9
                                                                                       ------------     ------------  ------
                                                                                          4,890,582        5,870,977    1.5

             Broadcasting &          125,000    Carlton Communications PLC
             Publishing                         (Ordinary)                                1,292,970        1,870,914    0.5

             Business & Public       320,000    Chubb Security PLC                        1,625,989        1,576,924    0.4
             Services

             Electronics           1,000,000    Astec (BSR) PLC                           1,503,800        1,859,436    0.5

             Energy                  462,452    British Petroleum Co. PLC                 2,325,181        3,644,843    1.0

             Merchandising           700,000    House of Fraser PLC                       1,899,679        1,767,612    0.5
                                     500,000    Next PLC                                  1,731,357        3,412,792    0.9
                                                                                       ------------     ------------  ------
                                                                                          3,631,036        5,180,404    1.4

             Multi-Industry          461,811    BTR PLC                                   2,584,919        2,360,564    0.6
                                     287,980    Siebe PLC                                 2,503,289        3,327,471    0.9
                                                                                       ------------     ------------  ------

                                                                                          5,088,208        5,688,035    1.5
                                                Total Investments in the
                                                United Kingdom                           20,357,766       25,691,533    6.8


                                                Total Investments in Western
                                                Europe                                   84,533,350       97,300,095   25.9



SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US Dollars)
SHORT-TERM                                                                                                Value    Percent of
SECURITIES                       Face Amount            Investments                        Cost         (Note 1a)  Net Assets
United       Commercial          $10,232,000    Associates Corp. of North America,
States       Paper**                            5.88% due 12/01/1995                   $ 10,232,000     $ 10,232,000    2.7%

             US Government &      10,000,000    Federal Home Loan Bank, 5.60% due
             Agency                             12/04/1995                                9,995,333        9,995,333    2.7
             Obligations**

                                                Total Investments in Short-Term
                                                Securities                               20,227,333       20,227,333    5.4


             Total Investments                                                         $312,057,207      370,788,936   98.7
                                                                                       ============
             Other Assets Less Liabilities                                                                 4,703,471    1.3
                                                                                                        ------------  ------
             Net Assets                                                                                 $375,492,407  100.0%
                                                                                                        ============  ======



            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
           ++Non-income producing security.
         ++++Restricted securities as to resale. The value of the Company's investment was approximately $3,720,000, representing 1.0% of net assets.
                                                Acquisition                     Value
             Issue                                  Date          Cost        (Note 1a)
             Total Access Communication
               (ADR)                             4/04/1995     $3,787,500     $3,720,000

             Total                                             $3,787,500     $3,720,000
                                                               ==========     ==========

             See Notes to Financial Statements.




PORTFOLIO CHANGES (unaudited)

For the Quarter Ended November 30, 1995


Additions

 AT&T Corp.
 Adidas AG
 Aracruz Celulose S.A. (ADR)
*Canadian National Railway
 Canon Inc.
 DDI Corp.
 GT Chilean Growth Fund (ADR)(Rights)
 General Instrument Corp.
 Gucci Group N.V.
 Jaya Real Property
 NEC Corporation
 P.T. Telekomunikasi (ADR)
*Pediatrix Medical Group
 The Royal Bank of Scotland Group PLC
 Singapore Press Holdings Limited
*Smith Micro Software Inc.
 Total Access Communication
*Union Pacific Resources

Deletions

 ASM Lithography Holdings N.V.
 Anadarko Petroleum, Inc.
 The Asahi Bank, Ltd.
 BASF AG (Ordinary)
 The Bank of Tokyo, Ltd.
 Benefon OY
*Canadian National Railway
 Catena AB 'A'
 Corning Inc.
 General Motors Corp.
 Hagemeyer N.V.
 Heineken N.V.
 Heineken N.V. (New Shares)
 Koninklijke Nederlandsche Hoogovens
   en Staalfabrieken N.V.
 Mercantile Bancorp., Inc.
 Newbridge Networks Corp.
*Pediatrix Medical Group
 Rottneros Bruks AB Free
 Sanyo Electric Co., Ltd.
 Sinclair Broadcast Group, Inc.
*Smith Micro Software Inc.
 Suzuki Motor Corp.
 Television Broadcast, Ltd.
*Union Pacific Resources
 Volvo AB 'A'
 Wal-Mart Stores, Inc.
 Zurich Insurance AG


[FN]
*Added and deleted in the same quarter.



STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$312,057,207)
                    (Note 1a)                                                                               $370,788,936
                    Cash                                                                                         457,008
                    Receivables:
                      Securities sold                                                      $  3,866,643
                      Capital shares sold                                                     1,041,659
                      Dividends                                                                 596,491
                      Interest                                                                       82        5,504,875
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          34,686
                                                                                                            ------------
                    Total assets                                                                             376,785,505
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   602,407
                      Investment adviser (Note 2)                                               302,683
                      Distributor (Note 2)                                                       36,657          941,747
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       351,351
                                                                                                            ------------
                    Total liabilities                                                                          1,293,098
                                                                                                            ------------

Net Assets:         Net assets                                                                              $375,492,407
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,359,239
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            331,679
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              2,807
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             24,994
                    Paid-in capital in excess of par                                                         295,224,617
                    Accumulated investment loss--net                                                          (1,935,539)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        20,757,888
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                58,726,722
                                                                                                            ------------
                    Net assets                                                                              $375,492,407
                                                                                                            ============

Net Asset           Class A--Based on net assets of $327,270,122 and
Value:                       23,592,389 shares outstanding                                                  $      13.87
                                                                                                            ============
                    Class B--Based on net assets of $44,387,530 and
                             3,316,793 shares outstanding                                                   $      13.38
                                                                                                            ============
                    Class C--Based on net assets of $375,660 and 28,069
                             shares outstanding                                                             $      13.38
                                                                                                            ============
                    Class D--Based on net assets of $3,459,095 and 249,936
                             shares outstanding                                                             $      13.84
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1995
Investment Income   Dividends (net of $462,990 foreign withholding tax)                                     $  5,389,750
(Notes 1d & 1e):    Interest and discount earned                                                               1,812,889
                                                                                                            ------------
                    Total income                                                                               7,202,639
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  3,740,624
                    Transfer agent fees--Class A (Note 2)                                       785,911
                    Account maintenance and distribution fees--Class B (Note 2)                 453,009
                    Custodian fees                                                              361,796
                    Printing and shareholder reports                                            289,917
                    Accounting services (Note 2)                                                171,044
                    Transfer agent fees--Class B (Note 2)                                       125,154
                    Professional fees                                                           102,505
                    Directors' fees and expenses                                                 39,132
                    Registration fees (Note 1f)                                                  23,285
                    Pricing fees                                                                  9,309
                    Account maintenance fees--Class D (Note 2)                                    7,980
                    Transfer agent fees--Class D (Note 2)                                         7,712
                    Account maintenance and distribution fees--Class C (Note 2)                   2,816
                    Transfer agent fees--Class C (Note 2)                                           799
                    Other                                                                        14,557
                                                                                           ------------
                    Total expenses                                                                             6,135,550
                                                                                                            ------------
                    Investment income--net                                                                     1,067,089
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       20,848,259
(Loss) on             Foreign currency transactions--net                                     (1,454,944)      19,393,315
Investments &
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       23,299,708
(Notes 1b, 1c,        Foreign currency transactions--net                                      1,248,009       24,547,717
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments
                    and foreign currency transactions                                                         43,941,032
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 45,008,121
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    November 30,
                    Increase (Decrease) in Net Assets:                                        1995              1994
Operations:         Investment income--net                                                 $  1,067,089     $    347,222
                    Realized gain on investments and foreign currency trans-
                    actions--net                                                             19,393,315       15,268,249
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   24,547,717       (7,131,023)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     45,008,121        8,484,448
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (177,010)        (292,787)
Shareholders          Class D                                                                      (352)              --
(Note 1g):          Realized gain on investments--net:
                      Class A                                                               (13,259,833)     (15,976,086)
                      Class B                                                                (2,030,586)      (1,819,251)
                      Class C                                                                    (7,459)              --
                      Class D                                                                   (65,148)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,540,388)     (18,088,124)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      (35,521,768)     100,706,623
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                  (6,054,035)      91,102,947
                    Beginning of year                                                       381,546,442      290,443,495
                                                                                           ------------     ------------
                    End of year*                                                           $375,492,407     $381,546,442
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net
                    (Note 1h)                                                              $ (2,025,871)    $    530,009
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have                           Class A
                    been derived from information provided
                    in the financial statements.                                         For the Year
                                                                                      Ended November 30,
                    Increase (Decrease) in Net Asset Value:             1995++++   1994++++  1993++++  1992++++   1991
Per Share           Net asset value, beginning of year                $  12.82   $  13.07  $  11.78  $  10.95   $  10.48
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .05        .03       .04       .10        .16
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.52        .53      2.07      1.05        .53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.57        .56      2.11      1.15        .69
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.01)      (.01)       --      (.10)      (.21)
                      Realized gain on investments--net                   (.51)      (.80)     (.82)     (.22)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.52)      (.81)     (.82)     (.32)      (.22)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.87   $  12.82  $  13.07  $  11.78   $  10.95
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  12.92%      4.39%    19.16%    10.67%      6.77%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses                                             1.51%      1.44%     1.43%     1.49%      1.48%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income (loss)--net                         .41%       .23%      .32%     (.19%)     1.31%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $327,270   $330,132  $256,203  $166,947   $165,687
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  44.64%     40.18%    56.98%    65.93%     63.94%
                                                                      ========   ========  ========  ========   ========

                    The following per share data and ratios have                           Class B
                    been derived from information provided
                    in the financial statements.                                         For the Year
                                                                                      Ended November 30,
                    Increase (Decrease) in Net Asset Value:             1995++++   1994++++  1993++++  1992++++   1991
Per Share           Net asset value, beginning of year                $  12.50   $  12.74  $  11.62  $  10.82   $  10.36
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.08)      (.10)     (.08)     (.03)       .04
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.47        .52      2.02      1.05        .54
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.39        .42      1.94      1.02        .58
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --       (.11)
                      Realized gain on investments--net                   (.51)      (.66)     (.82)     (.22)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.51)      (.66)     (.82)     (.22)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.38   $  12.50  $  12.74  $  11.62   $  10.82
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  11.78%      3.32%    17.87%     9.58%      5.67%
Return:**                                                             ========   ========  ========  ========   ========



Ratios to           Expenses, excluding account maintenance
Average             and distribution fees                                1.55%      1.48%     1.46%     1.52%      1.51%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.55%      2.48%     2.46%     2.52%      2.51%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.63%)     (.80%)    (.72%)   (1.19%)      .25%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 44,387   $ 49,647  $ 34,241  $ 22,925   $ 24,960
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  44.64%     40.18%    56.98%    65.93%     63.94%
                                                                      ========   ========  ========  ========   ========



                                                                                    Class C                Class D
                                                                                          For the                 For the
                    The following per share data and ratios have                          Period                  Period
                    been derived from information provided in                 For the     Oct. 21,    For the     Oct. 21,
                    the financial statements.                                Year Ended  1994++ to   Year Ended  1994++ to
                                                                              Nov. 30,    Nov. 30,   Nov. 30,     Nov. 30,
                    Increase (Decrease) in Net Asset Value:                     1995++++   1994++++    1995++++   1994++++
Per Share           Net asset value, beginning of period                      $  12.51   $  13.08    $  12.81   $  13.39
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.08)      (.02)        .02       (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        1.46       (.55)       1.52       (.57)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.38       (.57)       1.54       (.58)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                        --         --        (.00)+++++   --
                      Realized gain on investments--net                           (.51)        --        (.51)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.51)        --        (.51)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.38   $  12.51    $  13.84   $  12.81
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          11.69%     (4.36%)+++  12.73%     (4.33%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                        1.55%      2.00%*      1.51%      1.98%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     2.55%      3.00%*      1.76%      2.23%*
                                                                              ========   ========    ========   ========
                    Investment income (loss)--net                                (.63%)    (1.31%)*      .18%      (.67%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $    376   $    177    $  3,459   $  1,591
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          44.64%     40.18%      44.64%     40.18%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Company is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $3,355,275 have been reclassified from undistributed net realized capital gains to accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Certain states in which shares of the Company are qualified for sale impose limitations on the expenses of the Company. The most restrictive annual expense limitation requires that MLAM reimburse the Company to the extent that expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Company's first $30 million of average daily net assets, 2.0% of the Company's next $70 million of average daily net assets, and 1.5% of the daily net assets in excess thereof. MLAM's obligation to reimburse the Company is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $ 1,842       $ 17,301
Class D                               $   881       $ 13,922

NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended November 30, 1995, MLPF&S received contingent deferred sales charges of $89,423 and $97 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $38,165 in commissions on the execution of portfolio security transactions for the Company for the year ended November 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1995 were $155,988,638 and $200,855,465, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments            $ 20,848,305   $ 58,731,729
Short-term investments                    (46)            --
Foreign currency transactions      (1,454,944)        (5,007)
                                 ------------   ------------
Total                            $ 19,393,315   $ 58,726,722
                                 ============   ============


As of November 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $58,621,728, of which $68,770,392 related to appreciated securities and $10,148,664 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $312,167,208.


4. Capital Stock Transactions:
Net increase (decrease) in net assets derived from capital share transactions was ($35,521,768) and $100,706,623 for the years ended November 30, 1995 and November 30, 1994, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         6,594,967  $  84,361,655
Shares issued to shareholders in
reinvestment of dividends and
distributions                         949,889     11,322,677
                                  -----------  -------------
Total issued                        7,544,856     95,684,332
Shares redeemed                    (9,701,811)  (124,736,786)
                                  -----------  -------------
Net decrease                       (2,156,955) $ (29,052,454)
                                  ===========  =============



Class A Shares for the Year                         Dollar
Ended November 30, 1994               Shares        Amount

Shares sold                        11,383,578  $ 152,341,771
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,160,533     14,703,952
                                  -----------  -------------
Total issued                       12,544,111    167,045,723
Shares redeemed                    (6,393,917)   (84,948,853)
                                  -----------  -------------
Net increase                        6,150,194  $  82,096,870
                                  ===========  =============



Class B Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           524,355  $   6,805,305
Shares issued to shareholders in
reinvestment of distributions         154,488      1,793,609
                                  -----------  -------------
Total issued                          678,843      8,598,914
Shares redeemed                    (1,292,140)   (15,830,273)
Automatic conversion of shares        (40,632)      (883,950)
                                  -----------  -------------
Net decrease                         (653,929) $  (8,115,309)
                                  ===========  =============

Class B Shares for the Year                         Dollar
Ended November 30, 1994               Shares        Amount

Shares sold                         2,992,769  $  39,141,551
Shares issued to shareholders in
reinvestment of distributions         131,099      1,636,117
                                  -----------  -------------
Total issued                        3,123,868     40,777,668
Shares redeemed                    (1,737,178)   (22,670,466)
Automatic conversion of shares       (102,695)    (1,309,366)
                                  -----------  -------------
Net increase                        1,283,995  $  16,797,836
                                  ===========  =============



Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                            21,916  $     274,811
Shares issued to shareholders in
reinvestment of distributions             445          5,171
                                  -----------  -------------
Total issued                           22,361        279,982
Shares redeemed                        (8,437)      (106,151)
                                  -----------  -------------
Net increase                           13,924  $     173,831
                                  ===========  =============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Nov. 30, 1994      Shares        Amount

Shares sold                            16,968  $     221,416
Shares redeemed                        (2,823)       (36,788)
                                  -----------  -------------
Net increase                           14,145  $     184,628
                                  ===========  =============

[FN]
++Commencement of Operations.

Class D Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           705,152  $   8,594,947
Shares issued to shareholders in
reinvestment of dividends and
distributions                           4,931         58,733
Automatic conversion of shares         70,176        883,950
                                  -----------  -------------
Total issued                          780,259      9,537,630
Shares redeemed                      (654,458)    (8,065,466)
                                  -----------  -------------
Net increase                          125,801  $   1,472,164
                                  ===========  =============



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Nov. 30, 1994      Shares        Amount

Shares sold                            24,298  $     323,555
Automatic conversion of shares        100,258      1,309,366
                                  -----------  -------------
Total issued                          124,556      1,632,921
Shares redeemed                          (421)        (5,632)
                                  -----------  -------------
Net increase                          124,135  $   1,627,289
                                  ===========  =============

[FN]
++Commencement of Operations.


5. Commitments:
On November 30, 1995, the Company had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $2,097,283.

6. Subsequent Event:
On December 15, 1995, the Board of Directors declared an ordinary income dividend in the amount of $0.163701 per share for each of the four classes and a long-term capital gains distribution in the amount of $0.583582 per share for each of the four classes, payable on December 22, 1995 to shareholders of record as of December 14, 1995.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Holdings, Inc. as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Holdings, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 12, 1996
</AUDIT-REPORT>